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Exhibit 99.-i(2)

                       KRAMER LEVIN NAFTALIS & FRANKEL LLP
                             919 THIRD AVENUE
                           NEW YORK, N.Y. 10022-3852


TEL (212) 715-9100                                              47, AVENUE HOCHE
FAX (212) 715-8000                                                 75008 PARIS
                                                                      FRANCE

                               September 25, 2001



ISI Strategy Fund, Inc.
535 Madison Avenue, 30th Floor
New York, New York 10022

                   Re:  ISI Strategy Fund, Inc.
                        Post-Effective Amendment No. 5
                        File No. 333-31137; ICA No. 811-8291
                        ------------------------------------
Gentlemen:

         We hereby consent to the reference to our firm as Counsel in this Post-Effective Amendment No. 5 to Registration Statement No. 333-31137 on Form N-1A.

                                         Very truly yours,

                                         /s/ Kramer Levin Naftalis & Frankel LLP